Exhibit 4.1 C0000000230 | M Novanta Inc.Number INCORPORATED UNDER THE BUSINESS CORPORATIONS ACT (NEW BRUNSWICK)00000000 THIS CERTIFIES THAT IS THE REGISTERED HOLDER OF **SPECIMEN67000B10400000000Novanta*Inc.zero****SPECIMEN67000B10400000000Novanta*Inc.zero****SPECIMEN67000B10400000000Novanta*Inc. zero****SPECIMEN67000B10400000000Novanta*Inc.zero****SPECIMEN67000B10400000000Novanta*Inc.zero****SPECIMEN67000B10400000000Novant a*Inc.zero****SPECIMEN67000B10400000000Novanta*Inc.zero****SPECIMEN67000B10400000000Novanta*Inc.zero****SPECIMEN67000B10400000000 Novanta*Inc.zero****SPECIMEN67000B10400000000Novanta*Inc.zero****SPECIMEN67000B10400000000Novanta*Inc.zero****SPECIMEN67000B10400 000000Novanta*Inc.zero****SPECIMEN67000B10400000000Novanta*Inc.zero****SPECIMEN67000B10400000000Novanta*Inc.zero****SPECIMEN67000 B10400000000Novanta*Inc.zero****SPECIMEN67000B10400000000Novanta*Inc.zero****SPECIMEN67000B10400000000Novanta*Inc.zero****SPECIMESPECIMENN67000B10400000000Novanta*Inc.zero****SPECIMEN67000B10400000000Novanta*Inc.zero****SPECIMEN67000B10400000000Novanta*Inc.zero****S PECIMEN67000B10400000000Novanta*Inc.zero****SPECIMEN67000B10400000000Novanta*Inc.zero****SPECIMEN67000B10400000000Novanta*Inc.zer o****SPECIMEN67000B10400000000Novanta*Inc.zero****SPECIMEN67000B10400000000Novanta*Inc.zero****SPECIMEN67000B10400000000Novanta*I nc.zero****SPECIMEN67000B10400000000Novanta*Inc.zero****SPECIMEN67000B10400000000Novanta*Inc.zero****SPECIMEN67000B10400000000Nov anta*Inc.zero****SPECIMEN67000B10400000000Novanta*Inc.zero****SPECIMEN67000B10400000000Novanta*Inc.zero****SPECIMEN67000B10400000 **067000B10400000000Novanta*Inc.zero****067000B10400000000Novanta*Inc.zero****067000B10400000000Novanta*Inc.zero****067000B104000 00000Novanta*Inc.zero****067000B10400000000Novanta*Inc.zero****067000B10400000000Novanta*Inc.zero****067000B10400000000Novanta*In c.zero****067000B10400000000Novanta*Inc.zero****067000B10400000000Novanta*Inc.zero****067000B10400000000Novanta*Inc.zero****06700 0B10400000000Novanta*Inc.zero****067000B10400000000Novanta*Inc.zero****067000B10400000000Novanta*Inc.zero****067000B10400000000No vanta*Inc.zero****067000B10400000000Novanta*Inc.zero****067000B10400000000Novanta*Inc.zero****067000B10400000000Novanta*Inc.zero* ***067000B10400000000Novanta*Inc.zero****067000B10400000000Novanta*Inc.zero****067000B10400000000Novanta*Inc.zero****067000B10400 * * * 0 * * * 000000Novanta*Inc.zero****067000B10400000000Novanta*Inc.zero****067000B10400000000Novanta*Inc.zero****067000B10400000000Novanta*I nc.zero****067000B10400000000Novanta*Inc.zero****067000B10400000000Novanta*Inc.zero****067000B10400000000Novanta*Inc.zero****0670 00B10400000000Novanta*Inc.zero****067000B10400000000Novanta*Inc.zero****067000B10400000000Novanta*Inc.zero****067000B10400000000N ovanta*Inc.zero****067000B10400000000Novanta*Inc.zero****067000B10400000000Novanta*Inc.zero****067000B10400000000Novanta*Inc.zero FULLY PAID AND NON-ASSESSABLE COMMON SHARES WITHOUT PAR VALUE IN THE CAPITAL OF Novanta Inc. Shares * * * * 0 * * * * * * * * * * * * * * 0 * * * * * * * * * * * * * * 0 * * * * * * * * * * * * * * 0 * * * * * * * * * * * * * * 0 * * * * * CUSIP 67000B104 ISIN CA67000B1040 SEE REVERSE FOR CERTAIN DEFINITIONS transferable on the books of the Corporation only upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned by the Transfer Agent and Registrar of the Corporation. IN WITNESS WHEREOF the Corporation has caused this certificate to be signed on its behalf by the facsimile signatures of its dulyauthorized officers.CSAE_LIVE_LSIQ_C06.mtl.pulls/000001/000001/iDated: Nov 07, 2017 Chief Executive Officer COUNTERSIGNED AND REGISTERED COUNTERSIGNED AND REGISTERED COMPUTERSHARE TRUST COMPANY, N.A.COMPUTERSHARE INVESTOR SERVICES INC.(CANTON, MA, JERSEY CITY, NJ AND(TORONTO)ORLOUISVILLE, KY)TRANSFER AGENT AND REGISTRAR TRANSFER AGENT AND REGISTRAR Chief Financial Officer By _____________________________By ___________________________ Authorized Officer Authorized OfficerThe shares represented by this certificate are transferable at the office of Computershare Investor Services Inc. in Toronto, ON or at the offices of Computershare Trust Company, N.A. in Canton, MA, Jersey City, NJ andLouisville, KY.